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                         SMITH BARNEY ADJUSTABLE RATE
                            GOVERNMENT INCOME FUND

                       Supplement dated June 6, 2002 to
                      Prospectus dated September 28, 2001

   Effective July 31, 2002, the fund will be renamed "Smith Barney Adjustable Rate Income Fund". The fund's investment objectives will not be affected as a result of this change. The first three sentences of the initial paragraph in the section of the Prospectus on page 2 entitled "Investments, risks and performance -- Principal investment strategies -- Key investments" are deleted and replaced by the following:

   The fund normally invests at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities.

   The second paragraph in the section of the Prospectus on page 2 entitled "Investments, risks and performance -- Principal investment strategies -- Key investments" is deleted and replaced by the following:

   The fund may also invest up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

   The information in the Prospectus on page 8 under "Management --Manager" is hereby revised as follows:

   Effective July 23, 2002, BlackRock Financial Management, Inc. will no longer serve as the fund's subadviser. The management of the fund's portfolio will be assumed by the fund's manager, Smith Barney Fund Management LLC ("SBFM"). As of that date, David A. Torchia and Theresa Veres, each an investment officer of SBFM, will be responsible for the day-to-day management of the fund. Mr. Torchia, a managing director of Salomon Smith Barney who has been employed by Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has more than 18 years of securities business experience. Ms. Veres, a director of Salomon Smith Barney who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and corporate securities. She has more than 13 years of securities business experience.

   Effective August 5, 2002, a series of changes will be implemented which will affect the fund's Class A shares and Class I shares. The following revises and supersedes, as applicable, the information in the Prospectus relating to

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those classes of shares. For more information about these changes, please contact your Service Agent.

Class A Shares

   The existing Class A share class will be redesignated Class L.

   Like the current Class A shares, Class L shares will have no initial sales charge, no deferred sales charge (except as referenced below), and will impose an annual distribution and service (12b-1) fee of 0.75% of the average daily net assets represented by Class L shares. Class A shares that are presently subject to a deferred sales charge because they were acquired in an exchange from another Smith Barney fund that imposed a deferred sales charge will remain subject to such charges after the Class A shares are redesignated Class L.

   Unlike the current Class A shares, Class L shares will be exchangeable only for Class L shares of other Smith Barney funds. Upon such an exchange, shareholders will not be subject to a sales charge differential when exchanging their Class L shares for Class L shares of another Smith Barney fund sold with a sales charge. Not all Smith Barney funds offer Class L shares.

   Exchanges of Class L shares are subject to the minimum investment requirements, including deferred sales charges, applicable to the fund into which exchanges are made. If you exchange shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange. If the exchanged shares were previously held subject to a deferred sales charge, your deferred sales charge (if any) will be measured from the date of the original purchase rather than the date of the exchange. You should contact your Service Agent for further information.

Class I Shares

   The existing Class I share class will be redesignated Class A.

   Unlike the current Class I shares, Class A shares will have an initial sales charge of up to 2%, which is waived for certain investors, including

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shareholders who hold Class I shares as of August 5, 2002, and eliminated for purchases of $500,000 or more. Like the current Class I shares, Class A shares will impose an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets represented by Class A shares.

   Currently, Class I shares are not exchangeable for shares of any other Smith Barney fund; the new Class A shares will be exchangeable for Class A shares of other Smith Barney funds. Class A shares of the fund purchased on or after August 5, 2002 will not be subject to a sales charge differential upon the exchange of such shares for Class A shares of another Smith Barney fund sold with a sales charge. Class A shares held prior to August 5, 2002 will be subject to a sales charge differential upon such an exchange. To the extent the fund shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid, however, the sales charge differential does not apply.

   Class A shares acquired as an exchange from another Smith Barney fund that is subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the fund. You should contact your Service Agent for further information.


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